SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 4, 2004
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                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                    0-50066                  48-1175170
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


610 Alamo Pintado Road, Solvang, California                     93463
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(Address of principal executive offices)                      (Zip Code)


                                 (805) 688-6644
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)



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TABLE OF CONTENTS

Item 5. Other Events and Regulation FD Disclosure

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

SIGNATURE

EXHIBIT 99.1


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

          The Company issued a press release announcing the resignation of Sean Callow, Chief Financial Officer, to pursue an enterprenurial business opportunity. A copy of the press release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) The following exhibits are included with this Report:

Exhibit 99.1.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HARRINGTON WEST FINANCIAL GROUP, INC.


                                   By: /s/ Craig J. Cerny
                                       ------------------------------------
                                       Craig J. Cerny
                                       Chairman of the Board and
                                       Chief Executive Officer


Date:    June 4, 2004.